SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                       LIBERTY ALL-STAR EQUITY FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials.


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                          LIBERTY ALL-STAR EQUITY FUND
                             Federal Reserve Plaza
                               600 Atlantic Avenue
                        Boston, Massachusetts 02210-2214
                                 (617) 722-6036


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 April 18, 2001


To the Shareholders of Liberty All-Star Equity Fund:


         NOTICE IS HEREBY GIVEN that the fifteenth Annual Meeting of Shareholders of Liberty All-Star Equity Fund (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 18, 2001 at 9:30 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.   To elect three Trustees of the Fund.

2. To approve the Fund's Portfolio Management Agreement with Mastrapasqua & Associates, Inc.

3. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP the Fund's independent accountants for the year ending December 31, 2001.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on February 1, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.
                                       ---
                        By order of the Board of Trustees


                          William J. Ballou, Secretary


         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

          YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

February __, 2001

                          LIBERTY ALL-STAR EQUITY FUND
                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 18, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty All-Star Equity Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 18, 2001 at 9:30 a.m. Boston time in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

         The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 1, 2001 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of the Fund and officers and employees of its manager, Liberty Asset Management Company
("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to, and to solicit the return of proxies from individuals, banks, brokers, nominees and other custodians at a fee of $5,000 plus out-of-pocket expenses. Authorization to execute proxies may be obtained through telephonically or electronically transmitted instructions. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 2000 Annual Report to Shareholders.

         The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

         The Fund's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. If the enclosed proxy is returned, the enclosed proxy will be voted for the election of Joseph R. Palombo as Trustee to hold office until final adjournment of the Annual Meeting of Shareholders for the year 2002 and Richard W. Lowry and
John J. Neuhauser as Trustees to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2004 (or special meeting in lieu thereof). Messrs. Lowry, Neuhauser and Palombo have served as Trustees since August, 1986, April, 1998 and October, 2000, respectively. Messrs. Lowry, Neuhauser and Palombo have consented to serve as Trustees following the Meeting if elected, and are expected to be able to do so. If any of Messrs. Lowry, Neuhauser or Palombo are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees may recommend (unless authority to vote for the election of Trustees has been withheld).

         Information about the nominees for election as a Trustee follows:

Name/Age                Principal Occupation
and Address             During Past Five Years              Fund Shares Owned(1)
-----------             ---------------------               -----------------

Richard W. Lowry        Private Investor since
(Age  64)(2)            August 1987 (formerly
10701 Charleston Drive  Chairman and Chief
Vero Beach, FL 32963    Executive Officer, U.S. Plywood
                        Corporation
                        (building products manufacturer)).       ____(4)

John J. Neuhauser       Academic Vice President and
(Age 57)(2)             Dean of Faculties since August,
84 College Road         1999, Boston College (formerly Dean,
Chestnut Hill, MA       Boston College School of Management
02467-3838              from September, 1977 to
                        September, 1999).                        ____

Joseph R. Palombo       Chief Operations Officer of
(Age 48)(3)             Mutual Funds, Liberty Financial
Liberty Funds Group     Companies, Inc. (LFC) since
One Financial Center    August, 2000; Executive Vice
Boston, MA  02111       President and Director of
                        Liberty Asset Management since
                        April, 1999; Executive Vice
                        President and Chief Administrative
                        Officer of Liberty Funds Group (LFG)
                        Director of Stein Roe & Farnham
                        Incorporated (SR&F)since September 1,
                        2000; Trustee of the Stein Roe
                        Mutual Funds since October, 2000;
                        Manager of Stein Roe Floating Rate
                        Limited Liability Company since
                        October, 2000 (formerly Vice
                        President of the Funds from
                        April, 1999 to August, 2000 and
                        Chief Operating Officer, Putnam
                        Mutual Funds from 1994 to 1998).

         The following Trustees continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

Name/Age                Principal Occupation
and Address             During Past Five Years             Fund Shares Owned(1)
-----------             ----------------------             --------------------

Robert J. Birnbaum      Retired (since January, 1994);
(Age 73)(2)             Special Counsel, Dechert,
313 Bedford Road        Price & Rhoads (September, 1988
Ridgewood, NJ 07450     to December, 1993); President and
                        Chief Operating Officer, New
                        York Stock Exchange, Inc.
                        (May, 1985 to June, 1988).
                        Director, Dresdner RCM Europe
                        Fund (investment company);
                        Director, Options Exchange Board.         _______

James E. Grinnell       Private investor since November,
(Age71)(2)              1988; President and Chief Executive
2850 South Ocean Blvd.  Officer, Distribution Management
#514                    Systems, Inc.(1983 to May, 1986);
Palm Beach, FL  33480   Senior Vice President-Operations,
                        The Rockport Company, importer
                        and distributor of shoes (May, 1986
                        to November, 1988).                      ________

William E. Mayer        Managing Partner, Park Avenue
(Age 60) (5)            Equity Partners (venture capital)
500 Park Avenue,        since 1998 (formerly Founding Partner,
5th Floor               Development Capital LLC from 1996 to 1998;
New York, NY, 10022     Dean and Professor, College of Business
                        and Management, University of Maryland
                        from October, 1992 to November, 1996);
                        Director, Johns Manville (building
                        products manufacturer); Director, Lee
                        Enterprises (print and on-line media);
                        Director, WR Hambrecht + Co.
                        (financial service provider);
                        Director, Systech Retail Systems               ________


-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Trustees and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

(4) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

(5) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

         The term of office of Mr. Grinnell will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2002, and the term of office of Messrs. Birnbaum and Mayer will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 2003, Messrs. Birnbaum, Grinnell and Mayer have served as Trustees since November, 1994, August, 1986 and April, 1998, respectively. At December 31, 2000, Messrs. Lowry, Palombo, Mayer and Neuhauser also served as trustees of Liberty Trusts I through VII, the umbrella trusts for an aggregate of 49 open-end funds managed by Colonial Management Associates, Inc. ("Colonial"), or other affiliates of Liberty Asset Management, nine closed-end funds managed by Colonial and Liberty Variable Investment Trust, the umbrella trust for 17 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products, (collectively, the "Liberty Funds") and effective December 27, 2001, trustees of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end
mutual funds:  4  series  of  Liberty-Stein   Roe  Funds  Income  Trust,
4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe
Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust (collectively referred to as the "Stein Roe Funds").

          As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Funds were merged into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Funds and the Stein Roe Funds.

         In addition, Messrs. Lowry, Palombo, Neuhauser and Mayer served as a trustee of Liberty Funds Trust IX, the umbrella trust for Liberty All-Star Growth and Income Fund , an open-end multi-managed fund managed by Liberty Asset Management, and served as a director of Liberty All-Star Growth Fund, another closed-end multi-manager fund managed by Liberty Asset Management (these funds and the Fund collectively referred to as the "Liberty All-Star Funds." On January 25, 2001, the shareholders of Liberty All-Star Growth and Income Fund voted to approve the acquisition of Liberty All-Star Growth and Income Fund by Liberty Growth & Income Fund. The acquisition was effected on February 9, 2001.

         During 2000 the full Board of Trustees of the Fund held four meetings, and the Audit Committee met three times. With the exception of Mr. Palombo who was elected a Trustee on October 25, 2000, all Trustees were present at all meetings.

         The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.


         The Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the regulations of the New York Stock Exchange (NYSE)) who are also not "interested persons" (as defined in the Investment Company Act of 1940). The Audit Committee reviews financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

         In discharging its oversight responsibility as to the audit process, the Audit Committee discussed and reviewed with management the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent auditors of the Fund. The independent auditors, PricewaterhouseCoopers LLP, discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent auditors a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the auditor and the Fund that might bear on the auditor's independence. The Audit Committee also discussed with the independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Board also reviewed the fees charged by such accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

         The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix B. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Audit Committee members for 2000 were Messrs. Birnbaum, Grinnell, Lowry and Neuhauser. All members of the Audit Committee meet the independence standards of the NYSE listing standards.

FEES PAID TO INDEPENDENT AUDITORS

A.  AUDIT FEES
For the audit of the Fund's  annual  financial  statements  for the fiscal  year
ended   December   31,   2000   the  Fund   paid  or   accrued   $29,000   to
PricewaterhouseCoopers LLP.

B.  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
For the fiscal year ended December 31, 2000, the Fund, Liberty Asset Management and entities controlling, controlled by or under common control with Liberty Asset Management which provide services to the Fund paid or accrued aggregate fees of $________ for financial information systems design and implementation services by PricewaterhouseCoopers LLP.

C.  ALL OTHER FEES
For the fiscal year ended December 31, 2000, the Fund, Liberty Asset Management and entities controlling, controlled by or under common control with Liberty Asset Management which provide services to the Fund were billed aggregate fees of $________ for all other services provided by PricewaterhouseCoopers LLP.




Compensation

         Beginning January 1, 1999, the aggregate of the fees paid to the Trustees by the Liberty All-Star Funds that have the same Board of Trustees or Directors and hold their meetings concurrently consists of Trustees fees of $125,000 per annum, assuming a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings will be allocated among the Fund and the two other funds on a per fund basis, and the remaining two-thirds will be allocated among the three funds based on their net assets.

         The following table shows, for the calendar year ended December 31, 2000, the compensation received from the Fund by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Boards of Trustees of the Fund and the Liberty All-Star Funds. The Fund has no bonus, profit sharing or retirement plans.


                                                         Total Compensation from
                             Aggregate Compensation        the Liberty All-Star
Name                             from the Fund             Funds
---------                    ----------------------      ----------------------

Robert J. Birnbaum                $16,945                      $25,000
John V. Carberry(6)                 N/A                          N/A
James E. Grinnell                 $16,945                     $127,000
Richard W. Lowry                  $16,945                     $124,000
William E. Mayer                  $16,945                     $125,000
John J. Neuhauser                 $16,945                     $126,210
Joseph R. Palombo(7)                    0                            0

(6) Retired as Trustee of the Fund on August 4, 2000 and did not receive compensation because he was an affiliated Trustee and employee of LFC.

(7) Does not receive compensation because he is an affiliated Trustee and employee of LFC.

Trustees and Trustees' Fees

The following table shows, for the calendar year ended December 31, 2000, the compensation received from the Liberty Funds by the Trustees. The Liberty Funds have no bonus, profit sharing or retirement plans.

Name                               Total Compensation From Liberty Funds
------                             -------------------------------------

Robert J. Birnbaum (8)                                  $0
James E. Grinnell(9)                               102,000
Richard W. Lowry                                    99,000
Salvatore Macera                                    98,000
William E. Mayer                                   100,000
John J. Neuhauser                                  101,210
Joseph R. Palombo(10)                                N/A

(8) Retired as Trustee of Liberty Funds On December 31, 1999.

(9) Resigned as Trustee of the Liberty Funds on December 27, 2000.

(10) Does not receive compensation because he is an affiliated Trustee amd employee of LFC

Officers

         The following are the executive officers of the Fund.

                                                      Principal Occupation
Name/Age and Address        Position with Fund        During Past Five Years
--------------------        ------------------        ----------------------

Joseph R. Palombo           Chairman of the Board     Chief Operations
(Age 48)                                              Officer of Mutual Funds,
                                                      Inc.Liberty Financial
                                                      Companies, Inc. (LFC)
Liberty Funds Group                                   since August, 2000;
One Financial Center                                  Executive Vice President and
Boston, MA 02110                                      Director of Colonial since
                                                      April, 1999; Executive
                                                      Vice President and Chief
                                                      Administrative Officer of
                                                      LFG since April, 1999;
                                                      Director of SR&F
                                                      since September 1, 2000;
                                                      Trustee and Chairman
                                                      of the Board of the Stein
                                                      Roe Funds since October,
                                                      2000; Manager of Stein
                                                      Roe Floating Rate
                                                      Limited Liability Company
                                                      since October, 2000
                                                      (formerly Vice President
                                                      of the Funds from
                                                      April, 1999 to August,
                                                      2000 and Chief
                                                      Operating Officer,
                                                      Putnam Mutual Funds
                                                      from 1994 to 1998).


William R. Parmentier, Jr.  President, Chief          President and Chief Executive Officer (since
(Age 48)                     Executive Officer         June, 1998) and Chief Investment Officer (since
Liberty Asset               and Chief Investment      May, 1995), Senior Vice President (May, 1995 to
 Management Company         Officer                   June, 1998), Liberty Asset Management; Consultant
Federal Reserve Plaza                                 (October, 1994 to May, 1995); President, GQ Asset
600 Atlantic Avenue                                   Management, Inc. (July, 1993 to October, 1994);
Boston, MA  02210                                     Assistant Treasurer, Grumman Corporation
                                                      (December, 1974 to July, 1993).

                                                      Principal Occupation
Name/Age and Address        Position with Fund        During Past Five Years
--------------------        ------------------        ----------------------

Kevin M. Carome             Executive Vice            Executive Vice President of Liberty Funds and of
(Age 44)                    President                 the Liberty All-Star Funds since October 2000;
Liberty Funds Group                                   Executive Vice President of the Stein Roe Mutual
One Financial Center                                  Funds since May 1999 (formerly Vice President
Boston, MA  02111                                     from April, 1998 to May 1999, Assistant Secretary
                                                      from April, 1998 to February 2000 and
                                                      Secretary from February 2000 to
                                                      May 2000); Chief Legal Officer of
                                                      LFC since August 2000; Senior Vice President,
                                                      Legal since January 1999 of LFG;
                                                      Associate General Counsel and Vice
                                                      President of LFC through January,
                                                      1999; Executive Vice President
                                                      and Assistant Secretary of SR&F
                                                      since January 2000 (formerly
                                                      General Counsel and Secretary of
                                                      SR&F from January, 1998 to December, 1999).

Christopher S. Carabell     Vice President            Senior Vice President - Product Development and
(Age 37)                                              Marketing (since January, 1999), Vice President -
Liberty Asset                                         Investments, Liberty Asset Management (March,
 Management Company                                    1996 to January, 1999); Associate Director, U.S.
Federal Reserve Plaza                                 Equity Research, BARRA Rogers Casey, investment
600 Atlantic Avenue                                   consultants (January, 1995 to February, 1996).
Boston, MA  02210

Mark T. Haley               Vice President            Vice President-Investments (since January, 1999),
(Age 36)                                               Director of Investment Analysis (December, 1996 to December, 1998),
Liberty Asset                                         Investment Analyst (January, 1994 to November, 1996),
 Management Company                                   Liberty Asset Management.
Federal Reserve Plaza
600 Atlantic Avenue
Boston, MA 02210

Michael G. Clarke          Controller                 Controller of the Liberty Funds and of the
(Age 31)                                              Liberty All-Star Funds since December, 2000;
Liberty Funds Group                                   Assistant Vice President of Colonial since
One Financial Center                                  August, 1999; Assistant Vice President of LFG
Boston, MA  02111                                     since April, 2000 (formerly Audit Manager from
                                                      May, 1997 to August, 1999, Audit Senior Accountant
                                                      from September, 1995 to May, 1997.

J. Kevin Connaughton       Treasurer                  Treasurer and Chief Financial Officerof the Liberty Funds and of
(Age 36)                                               the Liberty All-Star Funds since December, 2000
Liberty Funds Group                                   (formerly Controller and Chief Accounting Officer
One Financial Center                                  of the Funds from February, 1998 to October, 2000);
Boston, MA  02211                                     Vice President of Colonial since February, 1998
                                                      (formerly Senior Tax Manager, Coopers & Lybrand, LLP
                                                      from April, 1996 to January, 1998; Vice President, 440
                                                      Financial Group/First Data Investor Services Group
                                                      from March, 1994 to April, 1996).


William J. Ballou          Secretary                  Secretary of the Liberty Funds and of the Liberty
(Age 35)                                              All-Star Funds since October, 2000 (formerly
Liberty Funds Group                                   Assistant Secretary from October, 1997 to
One Financial Center                                  October, 2000); Assistant Secretary of the Stein Roe Mutual
Boston, MA 02111                                      Funds since October, 2000
                                                      Vice President, Assistant Secretary and
                                                      Counsel of Colonial since October, 1997;
                                                      Vice President and Counsel since April, 2000,
                                                      and Assistant Secretary since December, 1998
                                                      of LFG (formerly Associate Counsel, Massachusetts
                                                      Financial Services Company from May, 1995 to
                                                      September, 1997).



        Mr. Parmentier has served as President, Chief Executive Officer and Chief Investment Officer since April 29, 1999; Messrs. Haley and Carabell were elected as Vice Presidents on April 29, 1999 and April, 17, 1997, respectively. Mr. Carome was elected as Executive Vice President on October 25, 2000. Mr. Palombo was elected Chairman of the Board and Trustee on October 25, 2000. Mr.Connaughton was elected Treasurer effective December 13,2000; Mr. Clarke was elected Controller on December 13, 2000; and Mr. Ballou was elected Secretary on October 25, 2000, Messrs. Ballou, Clarke and Connaughton hold the same offices with the Liberty Funds Complex, and Messrs. Carabell, Haley and Parmentier hold the same offices with Liberty All-Star
Growth Fund, Inc. and Liberty Funds Trust IX. Each officer of the Fund serves at the pleasure of the Board of Trustees.

Required Vote

         A plurality of votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

PROPOSAL 2.  TO APPROVE PORTFOLIO MANAGEMENT AGREEMENT WITH
                  MASTRAPASQUA & ASSOCIATES, INC. ("MASTRAPASQUA")


Background - The Multi-Manager Methodology

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently five in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long-term than if a single Portfolio Manager were employed.

         The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by Liberty Asset Management to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

New Portfolio Manager


         Due to the termination of J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a Portfolio Manager of the Fund since July 1, 1996, whose portfolio management agreement with the Fund had been ratified by shareholders on April 16, 1997, and other related factors, Liberty Asset Management in October, 2000, determined to replace J.P. Morgan with Mastrapasqua & Associates, Inc. ("Mastrapasqua"). Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. Liberty Asset Management then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Fund's four other Portfolio Managers. In making its recommendation, the Board has relied upon and given equal consideration to each of the factors presented to them by Liberty Asset Management. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Trustees on October 25, 2000 approved, the termination of the Fund's portfolio management agreement with J.P. Morgan and its replacement with Mastrapasqua, effective November 1, 2000.


         Mastrapasqua located at 814 Church Street, Suite 600, Nashville, TN 37203, is an independently owned firm founded in 1993. Mastrapasqua provides a variety of trust, investment management and investment advisory services.
Ownership of Mastrapasqua lies 100% with its employees. The directors and principal executive officers of Mastrapasqua are Frank Mastrapasqua, Chairman and Chief Executive Officer, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President. As of December 31, 2000, Mastrapasqua had $2.5 billion in assets under management. Messrs. Mastrapasqua and Trantum manage that portion of the Fund's portfolio assigned to Mastrapasqua. Both Messrs. Mastrapasqua and Trantum have over 32 years of investment experience.

         Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Fund's Portfolio Managers, includingMastrapasqua, of Fund portfolio transactions to broker-dealers that make certain research services available to Liberty Asset Management.

         Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Fund's portfolio management agreement with Mastrapasqua is being submitted for shareholder approval at the Meeting.

Terms of Portfolio Management Agreement with Mastrapasqua

         The portfolio management agreement with Mastrapasqua is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's four other Portfolio Managers. A copy of the portfolio management agreement with Mastrapasqua is attached to this proxy statement as Appendix A.

     Under the Fund's portfolio management agreements (including that with Mastrapasqua), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), Liberty Asset Management pays each of the Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Fund's average weekly net asset value in excess of $400 million up to $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. For the fiscal year ended December 31, 2000, Mastrapasqua received $______for its portfolio management services to the Fund. On February 1, 2001, the Fund's net assets were $1,395,866,869.56.

         If approved by shareholders at the Meeting, the Portfolio Management Agreement with Mastrapasqua will remain in effect until October 31, 2002, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

Required Vote

         Approval of the portfolio management agreement with Mastrapasqua requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

         In the event that the shareholders of the Fund fail to approve the portfolio management agreement with Mastrapasqua, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Mastrapasqua to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of Mastrapasqua or the appointment of a new Portfolio Manager.

         The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Mastrapasqua.

PROPOSAL 3.  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         By vote of the Board of Trustees, including the vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent accountants for the Fund for the year ending December 31, 2001. Such selection is being submitted to the shareholders for ratification. The employment of PWC is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent accountants for the Fund since September 30, 1999. Prior to September 30, 1999, KPMG Peat Marwick LLP acted as independent auditors for the Fund since its commencement of operations in 1986.

         The services provided by the Fund's independent accountants include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund's annual federal income tax returns. Representatives of PWC are expected to be present at the Meeting, will be given the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

         On January 14, 1999, PWC consented to the entry of an order of the Securities and Exchange Commission ("SEC") censuring the firm for violations of the independence rules related to client stock ownership by certain individuals of the firm and persons related to them. PWC also agreed to establish a $2.5 million fund for programs to further awareness and education throughout the accounting profession related to the independence requirements of public accounting firms. PricewaterhouseCoopers LLP also has agreed to implement a comprehensive internal program of training and compliance systems and audits designed to prevent similar violations in the future.

Required Vote

         A majority of the votes cast at the Meeting, if a quorum is represented, is required for the ratification of selection of the independent accountants.

OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

         Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of LFC, the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 72% of the common stock of LFC is owned through subsidiaries by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is held by the public and listed on the New York Stock Exchange. Liberty Asset Management's (see PROPOSAL 1 - Officers), Board of Directors is comprised of William R. Parmentier, President, Chief Executive Officer and Chief Investment Officer, Liberty Asset Management and President of the Fund, Joseph R. Palombo, Chairman of the Board and Trustee of the Fund, and
J. Andrew Hilbert an officer of LFC. Pursuant to its Fund Management Agreement with the Fund, Liberty Asset Management implements and operates the Fund's multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Fund 's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Trustees. Liberty Asset Management recommends to the Board of Trustees multiple independent investment management firms (currently five in number) for appointment as Portfolio Managers of the Fund, each of which employs a different investment style, and from time to time rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles practiced by them throughout all market cycles. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. On November 1, 2000, LFC, an intermediate parent of the advisor, announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC.

         Liberty Asset Management is also responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.20% of the Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. This administrative service fee is in addition to the Fund management fees paid by the Fund to Liberty Asset Management described above.

         Under the Fund's portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         The names and addresses of the Fund's current Portfolio Managers, in addition to Mastrapasqua, are as follows:

      Westwood Management Corporation
      300 Crescent Court
      Dallas, TX 75201

      Oppenheimer Capital                 Boston Partners Asset Management, L.P.
      1345 Avenue of the Americas         28 State Street
      New York, NY  10105-4800            Boston, MA 02109

      TCW Investment Management, Inc.     Mastrapasqua & Associates, Inc.
      865 South Figueroa Street           814 Church Street
      Los Angeles, CA 90017               Suite 600
                                          Nashville, TN  37203

Portfolio Transactions and Brokerage

         Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

         The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular  transaction  or in terms of all the client  accounts  (including the
Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

         In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Growth Fund, Inc., Liberty All-Star Growth and Income Fund and other multi-managed clients of Liberty Asset Management. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

         Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During2000, there were no Fund portfolio transactions placed with a Portfolio Manager or its affiliate.

     On February 15, 2000, the Securities and Exchange Commission issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to portion(s) of the Fund advised by another Portfolio Manager and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund.

INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the nominees named under PROPOSAL 1, FOR approval of the Fund's Portfolio Management Agreement with Mastrapasqua referred to under PROPOSAL 2 and FOR ratification of the Board's selection of the Fund's independent accountants for 2001 referred to under

PROPOSAL 3. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

         The election of the Trustees is by plurality of votes cast at the Meeting. Approval of the Portfolio Management Agreement with Mastrapasqua requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under PROPOSAL 2- above. Ratification of the selection of the Fund 's independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting, a quorum being present. Only shareholders of record on February 1, 2001 may vote.

         Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Fund's outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

         All shareholders of record on February 1, 2001 are entitled to one vote for each share held. As of that date ______ shares of beneficial interest of the Fund were issued and outstanding. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the following entities owned beneficially more than five percent of the outstanding shares of the Fund:


                                      Percent of
Name and Address                   No. of Shares Owned        Outstanding Shares

Liberty Mutual Insurance
Company and Liberty Mutual
Fire Insurance Company
175 Berkeley Street
Boston, MA  02117                      _____shares                _____%

         Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Fire") have sole voting and investment power with respect to ______ and ______ shares, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. Liberty Mutual indirectly owns a majority of the outstanding common stock of LFC, which indirectly owns all of the stock of Liberty Asset Management (see MANAGEMENT above). To the knowledge of the Fund, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Fund's Trustees and officers and persons who own more than ten percent of the Fund's outstanding
shares  and  certain   officers  and  directors  of  Liberty  Asset   Management
(collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Fund shares.
Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund 's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations made, all Section 16 reporting persons complied with all
Section 16(a) filing requirements applicable to them.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2002 Annual Meeting must be received by the Fund on or before October26, 2001. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

[date]

                                   APPENDIX A


                         PORTFOLIO MANAGEMENT AGREEMENT


                                                     November 1, 2000

Mastrapasqua & Associates, Inc.
814 Church Street
Suite 600
Nashville, TN  37203

         Re:      Portfolio Management Agreement

Ladies and Gentlemen:

         Liberty All-Star Equity (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

         1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Mastrapasqua & Associates, Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

          4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

          A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

          C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

     6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager from the fund management fees paid to it by the Fund, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as are necessary for the Portfolio Manager to carry out its obligations under this Agreement.

          C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

     13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

          C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

          D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

         14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until November 1, 2002 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.


         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.


                                    LIBERTY ALL-STAR EQUITY FUND

                                    By:
                                        ---------------------------------------
                                    Name:  William J. Ballou
                                    Title: Secretary

                                    LIBERTY ASSET MANAGEMENT COMPANY

                                    By:
                                        ---------------------------------------
                                    Name:  William R. Parmentier
                                    Title: President and Chief Executive Officer
ACCEPTED:

MASTRAPASQUA & ASSOCIATES


By:
    -------------------------------------------------------------------
Name:  Thomas A. Trantum
Title: President

SCHEDULES:        A.  Operational Procedures For Portfolio Transactions
                  B.  Record Keeping Requirements
                  C.  Fee Schedule

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE

         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.


                  "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

                  "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

                  The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

Appendix B

                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
                             AUDIT COMMITTEE CHARTER

I.       Composition  of the  Audit  Committee.  The  Audit  Committee  shall be
         --------------------------------------
         comprised of at least three directors, each of whom shall have no relationship to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "Funds") that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II.      Purposes  of the Audit  Committee.  The purposes of the Audit Committee
         ---------------------------------
         are to assist the Board of Trustees/Directors:

         1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

         2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

         3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

         4.       in evaluating the independence of the outside auditors.

         The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees/Directors and Audit Committee of the Fund. The Board of Trustees/Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III.     Meetings of the Audit Committee.  The Audit Committee shall meet at
         -------------------------------
         least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees/Directors and with outside legal counsel.

IV.      Duties and Powers of the Audit Committee.  To carry out its purposes,
         ---------------------------------------------
         the Audit Committee shall have the following duties and powers:

         1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

         2. The Audit Committee shall review and discuss with the independent auditors:

                  a.       the scope of audits and audit reports;

                  b. the personnel, staffing, qualifications and experience of the auditor;

                  c.       the compensation of the auditor; and

                  d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees/Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

         3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

                  a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

                  b. the level of responsibility assumed by the auditors in the preparation of the audit;

                  c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

                  d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

                  e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

                  f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

                  g. any consultations with other accountants and significant matters that were the subject of such consultations;

                  h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

                  i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

         4. The Audit Committee shall provide a recommendation to the Board of Trustees/Directors regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

         5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

         6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees/Directors; and

         7. The Audit Committee shall report its activities to the full Board of Trustees/Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.       Resources and Authority of the Audit Committee.  The Audit  Committee
         ----------------------------------------------
         shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

                          LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints William J. Ballou, Suzan M. Barron, Russell L. Kane, William R. Parmentier and Vincent P. Pietropaolo, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 2001 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 18, 2001 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE



----------------------------------------------------

           LIBERTY ALL-STAR EQUITY FUND

----------------------------------------------------

Mark box at right if an address change has been noted on the reverse side of this card. [ ]

CONTROL NUMBER:
RECORD DATE SHARES:


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

-----------------------
Date

-------------------------------------
Shareholder sign here

-------------------------------------
Co-owner sign here


To elect three Trustees of the Fund

         (01) Richard W. Lowry
         (02) John J. Neuhauser
         (03) Joseph R. Palombo

For All Nominees      Withhold      For All Except
       [ ]               [ ]              [ ]

NOTE: If you do not wish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee. Your shares will be voted "For" the other nominees.

2. To approve the Fund's Portfolio Management Agreement with Mastrapasqua & Associates, Inc.

       For             Against          Abstain
       [ ]               [ ]              [ ]

3. To ratify the selection by the Board of Trustees of PricewaterhouseCoopers LLP as the Fund's independent auditors for the year ending December 31, 2001.

       For             Against          Abstain
       [ ]               [ ]              [ ]

4. In their discretion, upon such other business as may properly come before the Meeting.